                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2003-OPT1
________________________________________________________________________________


                              ABS NEW TRANSACTION


                            COMPUTATIONAL MATERIALS

                         $[1,042,527,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-OPT1


                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR


                        OPTION ONE MORTGAGE CORPORATION
                            ORIGINATOR AND SERVICER


                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE



                               NOVEMBER 12, 2003

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2003-OPT1
________________________________________________________________________________

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative and other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions and other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supercedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                               3

-------------------------------------------------------------------
                         MLMI 2003-OPT1
-------------------------------------------------------------------
           1ML                 6ML                 Forward curve
        11/11/2003         11/11/2003             Excess spread %

===================================================================
  1          1.120              1.270                   437
  2          1.164              1.318                   422
  3          1.200              1.405                   422
  4          1.240              1.510                   436
  5          1.352              1.628                   421
  6          1.425              1.754                   428
  7          1.497              1.899                   420
  8          1.704              2.045                   417
  9          1.817              2.193                   397
 10          1.924              2.351                   386
 11          2.128              2.505                   363
 12          2.262              2.651                   340
 13          2.384              2.805                   337
 14          2.592              2.951                   305
 15          2.737              3.084                   290
 16          2.868              3.222                   310
 17          3.005              3.343                   261
 18          3.136              3.460                   260
 19          3.268              3.578                   233
 20          3.371              3.689                   239
 21          3.501              3.799                   289
 22          3.628              3.910                   275
 23          3.714              4.006                   279
 24          3.824              4.097                   253
 25          3.942              4.190                   255
 26          4.022              4.272                   233
 27          4.125              4.350                   250
 28          4.232              4.425                   287
 29          4.245              4.492                   236
 30          4.345              4.565                   241
 31          4.445              4.636                   188
 32          4.477              4.700                   203
 33          4.550              4.770                   212
 34          4.644              4.833                   201
 35          4.677              4.892                   214
 36          4.747              4.953                   188
 37          4.832              5.012                   197
 38          4.870              5.067                   176
 39          4.937              5.123                   190
 40          5.010              5.174                   239
 41          5.030              5.224                   180
 42          5.087              5.276                   193
 43          5.160              5.325                   165
 44          5.182              5.372                   183
 45          5.237              5.420                   173
 46          5.306              5.466                   165
 47          5.328              5.509                   182
 48          5.380              5.555                   156
 49          5.441              5.595                   154
 50          5.461              5.636                   132
 51          5.511              5.675                   140
 52          5.567              5.712                   175
 53          5.581              5.751                   131
 54          5.624              5.784                   147
 55          5.678              5.817                   119
 56          5.688              5.851                   140
 57          5.730              5.881                   125
 58          5.783              5.912                   119
 59          5.779              5.939                   141
 60          5.821              5.969                   115
 61          5.869              5.997                   131
 62          5.871              6.026                   110
 63          5.912              6.051                   115
 64          5.952              6.076                   176
 65          5.952              6.103                   110
 66          5.984              6.125                   128
 67          6.026              6.149                   103
 68          6.025              6.171                   124
 69          6.060              6.194                   107
 70          6.098              6.219                   103
 71          6.089              6.237                   125
 72          6.121              6.258                   100
 73          6.155              6.279                   118
 74          6.161              6.301                    96
 75          6.194              6.321                    99
 76          6.222              6.341                   163
 77          6.217              6.362                    97
 78          6.244              6.385                   116
 79          6.274              6.410                    91
 80          6.283              6.430                   113
 81          6.309              6.454                    95
 82          6.336              6.479                    92
 83          6.354              6.499                   113
 84          6.382              6.519                    88
 85          6.403              6.539                   108
 86          6.422              6.560                    85
 87          6.446              6.578                    88
 88          6.466              6.597                   154
 89          6.477              6.614                    85
 90          6.498              6.631                   106
 91          6.519              6.650                    82
 92          6.527              6.665                   104
 93          6.549              6.684                    84
 94          6.566              6.701                    83
 95          6.581              6.717                   105
-------------------------------------------------------------------